UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 13, 2003


                             PARLUX FRAGRANCES, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                0-15491                        22-2562955
       (Commission File Number)      (IRS Employer Identification No.)


              3725 S.W. 30th Avenue, Fort Lauderdale, Florida 33312
               (Address of principal executive offices) (Zip Code)

       (Registrant's telephone Number, including area code): 954-316-9008

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(C)      EXHIBITS

EXHIBIT NO.       DESCRIPTION
-----------       -----------

    99            Press Release dated November 13, 2003 (furnished herewith).



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ITEM 9.  REGULATION FD DISCLOSURE.

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

On November 13, 2003, Parlux Fragrances, Inc. (NASDAQ: PARL) ("Parlux") issued a press release setting forth Parlux's second-quarter 2003 earnings. A copy of Parlux's press release is attached hereto as Exhibit 99 and hereby incorporated by reference.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PARLUX FRAGRANCES, INC.


Date:  November 17, 2003          /s/ Frank A. Buttacavoli
                                      ------------------------------
                                      Frank A. Buttacavoli,
                                      Executive Vice President,
                                      Chief  Operating  Officer,
                                      Chief Financial Officer and Director

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                                  EXHIBIT INDEX

EXHIBIT NO.          DESCRIPTION
-----------          -----------
99                   Press Release dated November 13, 2003 (furnished herewith).

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